Exhibit 10.7

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 dated as of May 31, 2018 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of July 26, 2017 (originally dated as of October 27, 2014) (the “Existing Credit Agreement” and, as amended by the Amendment, the “Credit Agreement”) among Zebra Technologies Corporation (the “U.S. Borrower”), Zebra Diamond Holdings Limited (the “U.K. Borrower”, together with the U.S. Borrower, the “Borrowers”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Tranche A Term Loan Administrative Agent, Revolving Facility Administrative Agent and Collateral Agent, and Morgan Stanley Senior Funding, Inc., as Tranche B Term Loan Administrative Agent. Capitalized terms used but not defined herein are used as defined in the Credit Agreement.

RECITALS:
1.    The Borrowers wish to obtain Other Revolving Commitments (the “Refinancing Revolving Commitments”; the loans thereunder, “Refinancing Revolving Loans”; and the Persons making such commitments and loans, the “Refinancing Revolving Lenders”) as Credit Agreement Refinancing Indebtedness under the Credit Agreement to replace in full the Revolving Commitments existing immediately prior to the Amendment No. 1 Effective Date (as defined below) (such existing Revolving Commitments, the “Refinanced Revolving Commitment”; the loans thereunder, the “Refinanced Revolving Loans”) pursuant to a Refinancing Amendment under the Credit Agreement, and the Refinancing Revolving Lenders are willing to provide the Refinancing Revolving Commitments on and subject to the terms and conditions set forth herein and in the Credit Agreement.
2.    The Borrowers wish to obtain Incremental Revolving Commitments in an aggregate principal amount of $300,000,000 (the “Incremental Revolving Commitments”; the loans thereunder, the “Incremental Revolving Loans”; and the Persons making such commitments and loans, the “Incremental Revolving Lenders”) (collectively with Refinancing Revolving Commitments, the Refinancing Revolving Loans and the Refinancing Revolving Lenders, the “New Revolving Commitments”, the “New Revolving Loans” and the “New Revolving Lenders”, respectively) pursuant to an Incremental Facility Amendment under the Credit Agreement, and the Incremental Revolving Lenders are willing to provide the Incremental Revolving Commitments on and subject to the terms and conditions set forth herein and in the Credit Agreement. The Incremental Revolving Commitments are being provided pursuant to the leverage-based incurrence test set forth in Section 2.20(a)(ii) of the Credit Agreement.
3.    The U.K. Borrower wishes to obtain Other Term Loans (the “Refinancing Tranche A Term Loans”; and the Persons making such loans, the “Refinancing Tranche A Term Lenders”) as Credit Agreement Refinancing Indebtedness under the Credit Agreement to refinance all outstanding Tranche A Term Loans (collectively, the “Refinanced Tranche A Term Loans”) pursuant to a Refinancing Amendment under the Credit Agreement, and the Refinancing Tranche A Term Lenders are willing to provide the Refinancing Tranche A Term Loans on and subject to the terms and conditions set forth herein and in the Credit Agreement.
4.    Refinancing Tranche A Term Lenders will be comprised of, and Refinancing Tranche A Term Loans will be made by Tranche A Term Lenders who hold Refinanced Tranche

A Term Loans and who agree to continue all of their Refinanced Tranche A Term Loans as Refinancing Tranche A Term Loans by executing and delivering a signature page to this Agreement in the form of Annex I hereto.
5.    The U.S. Borrower wishes to obtain Other Term Loans (the “Refinancing Tranche B Term Loans”; and the Persons making such loans, the “Refinancing Tranche B Term Lenders”) (collectively with Refinancing Tranche A Term Loans and Refinancing Tranche A Term Lenders, the “Refinancing Term Loans” and the “Refinancing Term Lenders”, respectively) as Credit Agreement Refinancing Indebtedness under the Credit Agreement to refinance all outstanding Tranche B Term Loans (collectively, the “Refinanced Tranche B Term Loans”) pursuant to a Refinancing Amendment under the Credit Agreement, and the Refinancing Tranche B Term Lenders are willing to provide the Refinancing Tranche B Term Loans on and subject to the terms and conditions set forth herein and in the Credit Agreement.
6.    Refinancing Tranche B Term Lenders will be comprised of, and Refinancing Tranche B Term Loans will be made by:
(i)     in part, Tranche B Term Lenders who hold Refinanced Tranche B Term Loans and who agree to convert, exchange or “cashless roll” all of their Refinanced Tranche B Term Loans to or for Refinancing Tranche B Term Loans by executing and delivering a signature page to this Agreement in the form of Annex II hereto and selecting the “Cashless Settlement Option”; and
(ii) in part, Persons providing new Refinancing Tranche B Term Loans the proceeds of which will be used to repay holders of Refinanced Tranche B Term Loans that will not be so converted, exchanged or rolled.
7.    Therefore, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto (which Lenders party hereto constitute the Required Lenders, both immediately prior to and after giving effect to this Amendment) agree as follows:
Section 1. Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date, the Existing Credit Agreement shall be amended as follows:

i. The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex III hereto.
ii.Schedule 2.01(a) to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01(a) to this Amendment.
iii.Schedule 2.01(b) to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01(b) to this Amendment.

iv.Schedule 2.17(f) to this Amendment is hereby added to the Schedules to the Existing Credit Agreement.
v.Exhibits A, B, C, F-1, F-2, G and J to the Existing Credit Agreement are hereby deleted in their entirety and replaced with the Exhibits A, B, C, F-1, F-2, G and J to this Amendment.
vi.Exhibit L to this Amendment is hereby added to the Exhibits to the Existing Credit Agreement.
Section 2.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of May 31, 2018 (the “Amendment No. 1 Effective Date”) when:
i.this Amendment shall have been executed and delivered by the Borrowers, the Subsidiary Loan Parties, each New Revolving Lender, each Refinancing Term Lender and the Administrative Agents;
ii.the Administrative Agents shall have received a certificate of a Responsible Officer of each Loan Party dated the date hereof certifying (w) that attached thereto is a true and complete copy of the Organizational Documents of such Loan Party and, to the extent applicable, certified as of a recent date by the appropriate governmental official, (x) that attached thereto is a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 1 Effective Date, (y) that attached is a true and complete copy of the resolutions duly adopted by the board of directors or similar governing body of each Loan Party, or duly constituted committee thereof (including, with regard to the U.K. Borrower, shareholder resolutions), authorizing the execution, delivery and performance of this Amendment, all documents executed in connection therewith, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on such date and (z) as to the incumbency and specimen signature of each Responsible Officer executing this Amendment and any document executed in connection therewith and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing such certificate which shall also include a certification that (A) borrowing or guaranteeing or securing, as appropriate, the aggregate Commitments under the Credit Agreement and any other Loan Document would not cause any borrowing, guarantee, security or similar limit binding on a Loan Party to be exceeded, as applicable and (B) each copy document relating to it specified in this Section 2 is correct, complete and in full force and effect and has not been amended or superseded as at a date earlier than the Amendment No. 1 Effective Date;
iii.the applicable Administrative Agent shall have received notices of borrowing of Refinancing Term Loans and New Revolving Loans, if applicable, and notices of prepayment relating to the Refinanced Term Loans;

iv.the applicable Administrative Agent shall have received a promissory note in form and substance reasonably acceptable to the applicable Administrative Agent executed by the applicable Borrower in favor of each Lender that requests such a promissory note at least three (3) Business Days in advance of the Amendment No. 1 Effective Date;
v.the representations and warranties set forth in Article 3 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof (both before and after giving effect to the transactions contemplated by this Amendment) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;
vi.the representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects as of the date hereof;
vii.each New Revolving Lender, Refinancing Term Lender and the Administrative Agents shall have received at least two (2) Business Days prior to the date hereof all documentation and other information about the Borrowers and the Subsidiary Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act that has been requested in writing at least five (5) Business Days prior to the date hereof;
viii.the applicable Administrative Agents shall have received, on behalf of themselves and the applicable Lenders, a favorable written opinion from each of Kirkland & Ellis, LLP, New York and Illinois counsel for the Loan Parties and Davis Polk & Wardwell London LLP, U.K. counsel for the Tranche A Term Loan Administrative Agent and Revolving Facility Administrative Agent, in each case, (A) dated the date hereof, (B) addressed to the applicable Administrative Agents and the applicable Lenders and (C) in form and substance reasonably satisfactory to the applicable Administrative Agents and covering such other matters relating to this Amendment as the applicable Administrative Agents shall reasonably request;
ix.no Default or Event of Default shall exist on the date hereof before or after giving effect to the Refinancing Term Loans and any New Revolving Loans and the use of proceeds thereof;
x.all fees and expenses required to be paid by (or on behalf of) the Borrowers to the Administrative Agent pursuant to any written agreement with any Borrower entered into on or before the Amendment No. 1 Effective Date and invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date shall have been paid in full in cash;
xi.the Tranche A Term Loan Administrative Agent and Revolving Facility Administrative Agent shall have received a Parent Guaranty executed by the U.S.

Borrower, the Tranche A Term Loan Administrative Agent and Revolving Facility Administrative Agent, in form and substance reasonably acceptable to the Tranche A Term Loan Administrative Agent and Revolving Facility Administrative Agent; and
xii.at least two (2) days prior to the date hereof, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.
The Borrowing of the Refinancing Term Loans and any New Revolving Loans shall be deemed to constitute a representation and warranty by the applicable Borrower on the Amendment No. 1 Effective Date as to the matters specified in paragraphs (e) and (i) above.
Section 3. Amendment Transactions. This Amendment concurrently (a) amends the Existing Credit Agreement to add the U.K Borrower as a Borrower in respect of the Revolving Credit Facility and the Tranche A Term Loan Facility under the Credit Agreement and (b) constitutes a Refinancing Amendment and an Incremental Facility Amendment under the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof, (a)(i) each Refinancing Term Lender will make (or, if applicable, convert, exchange or roll its Refinanced Term Loans to or for) Refinancing Term Loans in an amount set forth opposite its name on Schedule 2.01(a), (ii) the U.S. Borrower will prepay (in cash or through delivery by the Borrowers of Refinancing Term Loans, as applicable) the entire remaining amount of the Refinanced Term Loans, together with accrued and unpaid interest thereon and (iii) each Refinancing Tranche A Term Loan shall be deemed to be a “Tranche A Term Loan” under the Credit Agreement and each Refinancing Tranche B Term Loan shall be deemed to be a “Tranche B Term Loan” under the Credit Agreement and (b)(i) each New Revolving Lender will make available to each of the U.S. Borrower and the U.K. Borrower New Revolving Commitments in an amount equal to the amount set forth opposite its name on Schedule 2.01(b) hereto, (ii) the Refinanced Revolving Commitments will be continued as Refinancing Revolving Commitments and the Refinanced Revolving Loans will be continued as Refinancing Revolving Loans and (iii) each New Revolving Commitment and New Revolving Loan shall be deemed to be a “Revolving Commitment” and a “Revolving Loan”, respectively, under the Credit Agreement.
Section 4. Representations and Warranties. By its execution of this Amendment, each Borrower hereby certifies that this Amendment (including, without limitation, Annex III hereto) has been duly authorized by all necessary corporate, shareholder or other organizational action by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with the terms hereof, (i) subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) subject also, in the case of the U.K. Borrower, to the U.K. Legal Reservations and U.K. Perfection Requirements.
Section 5. Certain Acknowledgements. (a) The U.S. Borrower and each Subsidiary Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, the New Revolving Loans and the Refinancing Term Loans) under the Subsidiary Guaranty and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the New Revolving Loans and the Refinancing Term Loans) pursuant to the Security Documents.
(b)    After giving effect to this Amendment, neither the modification of the Existing Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
Section 6. Amendment, Modifications and Waiver. This Amendment may not be amended, modified or waived except in writing executed by all parties hereto.
Section 7. Representations to the Agents and Lead Arrangers. Each New Revolving Lender and Refinancing Term Lender, solely for the benefit of each Administrative Agent and each Joint Lead Arranger, hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon any Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) agrees that it shall be bound by the terms of the Credit Agreement as a Lender thereunder and it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
Section 8.     Miscellaneous.
(a)    Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver or novation of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which (as amended hereby) are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan

Document to the Existing Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement and that this Amendment is a Loan Document.
(b)     Reference to Credit Agreement. Sections 1.03, 1.04, 9.06, 9.07, 9.09, 9.10, and 9.11 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.
[Signature Pages Follow]
IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.
ZEBRA TECHNOLOGIES CORPORATION
By /s/ Michael Dennen
Name:    Michael Dennen
Title:    Authorized Signatory

ZEBRA DIAMOND HOLDINGS LIMITED
By /s/ John Ragland
Name:    John Ragland
Title:    Director

ZIH CORP.
By /s/ Colleen M. O’Sullivan
Name:    Colleen M. O’Sullivan
Title:    Vice President and Treasurer

ZEBRA TECHNOLOGIES INTERNATIONAL, LLC
By /s/ Michael Dennen
Name:    Michael Dennen
Title:    Vice President and Vice-Treasurer

ZEBRA TECHNOLOGIES ENTERPRISE CORPORATION
By /s/ John Ragland
Name:    John Ragland
Title:    President

ZEBRA RETAIL SOLUTIONS, LLC
By /s/ Colleen M. O’Sullivan
Name:    Colleen M. O’Sullivan
Title:    Vice President and Treasurer
LASER BAND, LLC
By /s/ Jim L. Kaput
Name:    Jim L. Kaput
Title:    Vice President and Secretary

JPMORGAN CHASE BANK, N.A.,
as Tranche A Term Loan Administrative Agent, Revolving Facility Administrative Agent and Collateral Agent
By /s/ Justin Burton
Name:    Justin Burton
Title:    Vice President

[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Tranche B Term Loan Administrative Agent
By /s/ Jonathan Rauen
Name:    Jonathan Rauen
Title:    Authorized Signatory